UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 18, 2007

Furniture Brands International, Inc.
(Exact name of Registrant as specified in charter)

Delaware	001-00091	43-0337683
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

101 South Hanley Road, St. Louis, Missouri  63105
(Address of principal executive offices) (zip code)

 (314) 863-1100
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On September 18, 2007, the Company issued a press release commenting on recent business trends and operations for the third quarter of 2007.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

The information in this Item 7.01 of the Company's Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

99.1	Press Release issued by the Company, dated September 18, 2007, reporting the business trends and operations of the third quarter of 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Furniture Brands International, Inc.

By:	/s/ Richard R. Isaak
Name: Richard R. Isaak
Title: Controller and Chief Accounting Officer

Dated: September 24, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by the Company, dated September 18, 2007, reporting the business trends and operations of the third quarter of 2007.

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